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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-107046, 333-129606, 333-136519, 333-152995 and 333-161249) of DTS, Inc. of our report dated February 29, 2008 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Los Angeles, California
March 3, 2010

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  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm